[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10) because it is both not material and the type of information that the registrant treats as private or confidential. EXECUTION VERSION Dated as of June 22, 2026 LEMONADE, INC., as Company and [***], as Counterparty NEW BUSINESS FINANCING AGREEMENT

- i - 1. Definitions and Construction ............................................................................................... 1 2. New Business Financing Structure ...................................................................................... 7 3. Conditions of Advances ...................................................................................................... 10 4. Representations and Warranties of Company ................................................................. 11 5. Covenants of Company ...................................................................................................... 13 6. Sales and Liens; Indebtedness ........................................................................................... 14 7. Representations of Counterparty ...................................................................................... 14 8. Indemnification ................................................................................................................... 15 9. Retained Obligations .......................................................................................................... 15 10. Tax and Accounting Treatment ........................................................................................ 15 11. Notices ................................................................................................................................. 15 12. Survival ............................................................................................................................... 16 13. Governing Law; Venue; Waiver of Jury Trial; etc ........................................................ 16 14. Fees and Expenses .............................................................................................................. 16 15. Disclosure ............................................................................................................................ 16 16. General Provisions ............................................................................................................. 16 17. Confidentiality .................................................................................................................... 17 18. Trade and Economic Sanctions ........................................................................................ 18 19. Currency ............................................................................................................................. 19 20. Arbitration .......................................................................................................................... 19 21. Taxes….……………………………………………………………………………………20

NEW BUSINESS FINANCING AGREEMENT This NEW BUSINESS FINANCING AGREEMENT (the “Agreement”) is entered into as of June 22, 2026, (“Effective Date”), by and between Lemonade, Inc., a Delaware public benefit corporation (together with its affiliates, successors and assigns, “Company”) and Hannover Re (Ireland) DAC, an Ireland designated activity company, as counterparty (“Counterparty”, and together with Company, the “Parties”, each a “Party”). RECITALS Company and Counterparty have agreed to execute this Agreement which shall facilitate funding to Company pursuant to the terms of this Agreement and as further set forth in each Funding Request, to fund growth spend during a period through advertising, marketing, or other related expenses designed to attract new customers. The Parties agree as follows: AGREEMENT 1. Definitions and Construction. 1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions: “Actual Growth Spend” means, with respect to any Growth Period, the actual amount of Growth Spend by Company during such period. “Affiliate” means, with respect to any Person, any Person that Controls such Person, any Person that Controls or is Controlled by or is under common Control with such Person, and each of such Person's senior executive officers, directors, and partners. “Anti-Corruption Laws” means (a) The U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other applicable anti-bribery or anti-corruption Laws, regulations or ordinances of any jurisdiction in which Company is located or doing business. “Anti-Money Laundering Laws” means all applicable Laws in any jurisdiction in which Counterparty or Company is located, incorporated, established, organized, resident or domiciled or doing business that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto, including the Money Laundering Control Act, 18 U.S.C. §§ 1956 and 1957, as amended, and the Bank Secrecy Act, 31 U.S.C. §§ 5311 et seq., as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56), the Anti-Money Laundering Act of 2020, and its implementing regulations (collectively, the “Bank Secrecy Act”), and any applicable related or similar rules, regulations or guidelines, which in each case are issued, administered or enforced by any Governmental Authority from time to time.

- 2 - “Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in New York City and Dublin are authorized or required to close. “Cancellation Event” means the occurrence of (i) a Sale of Company, (ii) a breach by applicable subsidiary of financial covenants set forth in Section 5.7 solely as a result of declaration of dividends by the related subsidiary; or (iii) the non-renewal and discontinuation, for any reason, of a product contributing greater than [**]% of Reference Premium to any Outstanding Cohort’s Reference Premium. “Cohort Threshold Breach” means, with respect to any Reference Cohort, the failure to satisfy the Cohort Threshold Test. “Cohort Threshold Test” means a test which is satisfied for all Outstanding Cohorts if each of the following, calculated as of the end of each month, is satisfied: (i) the Threshold M0 is equal to or greater than [***] (ii) the Threshold M12 is equal to or greater than [***]; (iii) the Threshold M24 is equal to or greater than [***]. “Combined Ratio” means the incurred losses plus expenses divided by earned premiums as calculated on the quarterly statements filed by the Company on Form 10-Q. “Commitment Period” means the period of time from the Funding Begin Date through December 31, 2028. “Commitment Termination Event” means the occurrence of (i) a Key Person Event; (ii) a breach of both the financial covenants set forth in Section 5.7; (iii) [***]; or (iv) a breach, for the [***]consecutive quarter by Company of a financial covenant set forth in Section 5.6(ii). “Control” of any Person means the possession, directly or indirectly, of either (a) the power to vote, or the beneficial ownership of, 50.1% or more of the equity interests having ordinary voting power for the election of directors of such Person or (b) the power to direct or cause the direction of the management and policies of such Person, whether through the ability to exercise voting power, by contract or otherwise, and the terms “Controls” and “Controlled” shall have meanings correlative to the foregoing. “Counterparty Cap Amount” means, with respect to any Reference Cohort, an amount of cumulative Discounted Cash Flow Rate of Return (IRR) realized by Counterparty across all remittances associated with each Funding Amount, equivalent of (a) the greater of (i) an effective annual rate of 0% or (ii) the three-year U.S. Treasury Bill rate as published in the Wall Street Journal on the last day of the month, PLUS (b) a spread of 5.8%. The Counterparty Cap Amount shall be established at the time of the Funding Request. “Counterparty Sharing Percentage” means, with respect to any Reference Cohort for a Growth Period, the quotient of (i) the applicable Funding Amount divided by (ii) the respective Expected Growth Spend; provided, however, that in the case of a Spend Reconciliation, the Counterparty Sharing Percentage may be revised pursuant to a Funding Adjustment; provided further, that the Counterparty Sharing Percentage shall not exceed 80% percent, unless otherwise agreed to in the related Funding Request in Company’s sole discretion.

- 3 - “Customer” means each Person who entered into a Customer Agreement with Company or any Affiliate of Company. “Customer Agreement” means, with respect to any Customer, each of the agreements and other documents entered into between such Customer and Company (whether by the execution of a single contract or through the acceptance of generally available terms of service) governing their commercial relationship. “Debt to Equity Ratio” means, expressed as a percentage, the Total Debt Liabilities over Total Stockholder’s Equity as calculated on the quarterly statements filed by the Company on Form 10-Q. “Disbursement Date” means fourteen (14) days after the date that any Disbursement Date Report is required to be delivered hereunder. “Disbursement Date Report” has the meaning set forth in Section 2.2(a). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder. “Expected Growth Spend” means the Growth Spend the Company expects to spend during a Growth Period. “Funding Adjustment” means an update to the Schedule of Investments attached hereto as Annex I to account for a Spend Reconciliation in the form attached hereto as Exhibit B. “Funding Amount” means, with respect to any Reference Cohort, the product of (i) the Counterparty Sharing Percentage and (ii) the Growth Spend, subject to any adjustment pursuant to Section 2.1(e), for the Growth Period in which such Reference Cohort was originated. “Funding Begin Date” means January 1, 2027. “Funding Date” means the date Counterparty actually funds the requested Funding Amount in response to any applicable Funding Request. “Funding Request” has the meaning set forth in Section 2.1(a). “Funding Request Date” means the date of the applicable Funding Request. “Funding Threshold Breach” means, with respect to any Reference Cohort, the failure to satisfy on any day the Funding Threshold Test. “Funding Threshold Test” means a test which is satisfied for any Reference Cohort if each of the following, calculated as of the end of each Growth Period, is satisfied: (i) the Threshold M0 is equal to or greater than [***]; (ii) the Threshold M12 is equal to or greater than [***]; and (iii) the Threshold M24 is equal to or greater than [***].

- 4 - “GAAP” means generally accepted accounting principles in the United States as in effect from time to time. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supra-national bodies such as the European Union or the European Central Bank). “Gross Margin Percentage” means a percentage elected by Company, as indicated by Company on the Funding Request related to such Reference Cohort, provided that, such percentage shall not exceed [***]% and shall be no less than [***]%. For avoidance of doubt, the Gross Margin Percentage elected shall be fixed for the Reference Cohort for which the Funding Request is issued until the Counterparty Cap Amount for such Reference Cohort is met. “Growth Excess Spend” has the meaning set forth in Section 2.1(e)(i). “Growth Period” means each monthly period, commencing on January 1, 2027. “Growth Spend” means the total amount (without duplication) of marketing and sales expenses that are recognized on the income statement of Company for such Growth Period that Company determines in good faith to be tied to the acquisition or retention of customers. From time to time, the Company may engage in marketing experiments and such spend shall be excluded from Growth Spend for purposes of this Agreement. “Growth Underspend” has the meaning set forth in Section 2.1(e)(ii). “Indebtedness” of any Person at any date means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (d) all obligations of such Person under leases which are or should be, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable, (e) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities (or property), (f) all deferred obligations of such Person to reimburse any bank or other Person in respect of amounts paid or advanced under a letter of credit or other instrument, (g) all debt of others of the type set forth in (a) through (f) above secured by a Lien on any asset of such Person, whether or not such debt is assumed by such Person, (h) all debt of others of the type set forth in (a) through (f) above guaranteed directly or indirectly by such Person or as to which such Person has an obligation substantially the economic equivalent of a guaranty, and (i) interests of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to property of Company (excluding accounts payable arising in the ordinary course of business). “Insolvency Proceeding” means any proceeding commenced by or against any Person or entity under any provision of the United States Bankruptcy Code, the equivalent bankruptcy, insolvency, liquidation, conservatorship, winding up, reorganization or restructuring law under

- 5 - any other jurisdiction, in each case as amended, or under any other bankruptcy, liquidation, conservatorship or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, receivership, compositions, extension generally with its creditors, proceedings seeking reorganization, arrangement, or other relief or similar laws affecting the rights of creditors generally. “Insurance Risk” [***]. “Internal Rate of Return” or (“IRR”) means the rate of return, expressed as a percentage, obtained by running the XIRR function in Microsoft Excel, Google Sheets, or similar spreadsheet tool or computer program, with such function taking as inputs the cash disbursements/collections and associated dates of such disbursements/collections as described when such term is used in this Agreement. For the avoidance of doubt, cash disbursements from Counterparty to Company shall be expressed as negative amounts and cash disbursements from Company to Counterparty shall be expressed as positive amounts in the calculation of such Internal Rate of Return. “Invested Receivable” means, collectively, an amount owed to Company by a Reference Cohort, payment processor or other source expected to generate Reference Premium. “Key Person” shall mean each of [***] and [***], and any addition or replacement for any such person replaced in accordance with Section 5.3. “Key Person Event” has the meaning set forth in Section 5.3. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “LIC” means Lemonade Insurance Company, a wholly owned subsidiary of Company. “Lien” means any mortgage, lien (statutory or otherwise), deed of trust, charge, pledge, hypothecation, assignment, deposit arrangement, security interest or other encumbrance or preferential arrangement of any kind, in each case, in the nature of security. For the avoidance of doubt, other agreements similar in nature to this Agreement made by Company that pledge income associated with an Invested Receivable (or similar) shall also constitute a “Lien” on such Invested Receivable. “Material Adverse Change” means (a) a material impairment of the ability of Company to perform its obligations hereunder, (b) a material impairment in the Company's ability to collect upon or receive value from Invested Receivables in a timely manner or (c) an impairment of the validity or enforceability of this Agreement; provided that none of the following shall constitute or be taken into account in determining whether a Material Adverse Change has occurred: (i) changes in general economic, financial, or market conditions, (ii) changes in applicable Law or

- 6 - GAAP, (iii) changes affecting the insurance industry generally, (iv) natural disasters, pandemics, acts of war or terrorism, or (v) any action taken by the Company at the written request of Counterparty. “MIC” means Metromile Insurance Company, a wholly owned subsidiary of Company. “Net Written Premiums” means direct written premiums minus ceded premium written as calculated using LIC’s and MIC’s NAIC statutory financial statements. “Outstanding Cohort” means any Reference Cohort during the period from the Funding Request Date related thereto until the date that the Outstanding Counterparty Share attributable to such Reference Cohort is equal to $0.00. “Outstanding Funding Amount” means, with respect to any Reference Cohort on any date of determination, the greater of (x) zero and (y) the excess of (i) the Funding Amount for such Reference Cohort over (ii) the aggregate Principal Repayment Amounts for such Reference Cohort remitted to Counterparty on or before such date. “Outstanding Counterparty Share” means, with respect to any Reference Cohort on any date of determination, the greater of (x) zero (0) and (y) the difference between (i) the Counterparty Cap Amount for such Reference Cohort, minus (ii) the aggregate amount of Reference Premium for such Reference Cohort remitted to the Counterparty by Company on or before such date; provided that on and after the date that is [***] months following the last day of the Growth Period in which such Reference Cohort was originated, the “Outstanding Counterparty Share” with respect to such Reference Cohort shall be zero ($0.00). “Permitted Liens” means the following: (a) Liens for taxes, fees, assessments or other governmental charges or levies that are not delinquent and (b) Liens arising by applicable Law or deposits to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases, government contracts, statutory obligations, surety, stay, customs and appeal bonds, performance and return of money bonds and other obligations of a like nature incurred in the ordinary course of business (other than for Indebtedness or any Liens arising under ERISA). “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency and their successors and assigns. “Policyholder Surplus” means the policyholders surplus on each of LIC and MIC’s NAIC statutory financial statements. “Reference Cohort” means, with respect to any Growth Period, the group of Customers each of which is identified as having its first nonzero transaction date in such Growth Period by reference to the “accounting_date” column in the dataset provided by Company. “Reference Premium” means, with respect to any Reference Cohort, an amount equal to the product of (i) the total gross cash premium payments collected by Company and (ii) the Gross Margin Percentage.

- 7 - "Principal Repayment Amount" means, with respect to any remittance of Reference Premium for a Reference Cohort, the portion of such remittance that constitutes repayment of the Funding Amount for such Reference Cohort, using a commercially-reasonable effective-interest methodology, as outlined in Schedule A, such that each remittance for an Outstanding Cohort is allocated between (i) repayment of the Funding Amount and (ii) rate of return of Counterparty , with the return component determined by reference to the rate of return contemplated by the Counterparty Cap Amount. “Sale of Company” means any of the following: (a) a liquidation or winding up of Company, or (b) a merger, consolidation or transfer of equity securities (pursuant to a single transaction or series of related transactions) of Company, LIC, or MIC with or to any independent third party. “Spend Reconciliation” has the meaning set forth in Section 2.1(e). “Termination Date” means the later of (x) the date that is thirty (30) days following the date on which the Outstanding Counterparty Share for each Reference Cohort is equal to zero ($0.00) and (y) December 31, 2028. “Threshold M0” means, with respect to any Reference Cohort, an amount (expressed as a percentage) equal to the aggregate Reference Premium across all associated members of such Reference Cohort during the Growth Period in which such Reference Cohort was originated divided by the Actual Growth Spend for the Growth Period in which such Reference Cohort was originated. “Threshold M12” means, with respect to any Reference Cohort, an amount (expressed as a percentage) equal to aggregate Reference Premium across all associated members of such Reference Cohort during the first thirteen (13) full Growth Periods after the first date on which such Reference Cohort began to be originated (measured cumulatively) divided by the Actual Growth Spend for the Growth Period in which such Reference Cohort was originated. “Threshold M24” means, with respect to any Reference Cohort, an amount (expressed as a percentage) equal to aggregate Reference Premium across all associated members of such Reference Cohort during the first twenty-five (25) full Growth Periods after the first date on which such Reference Cohort began to be originated (measured cumulatively) divided by the Actual Growth Spend for the Growth Period in which such Reference Cohort was originated. 1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations made hereunder shall be made in accordance with GAAP as in effect from time to time. When used herein, the terms “financial statements” shall include the notes and schedules thereto. 2. New Business Financing Structure. 2.1 Funding. (a) Funding Requests. At least fourteen (14) days prior to the start of each Growth Period, Company shall deliver to Counterparty a funding request in the form of

- 8 - Exhibit A, which shall set forth (A) the Counterparty Sharing Percentage and (B) the Company’s good-faith estimate of the Growth Spend expected to be incurred during the upcoming Growth Period (“Funding Request”). (b) Obligation of Counterparty to Fund. During the Commitment Period, upon receipt of the Funding Request and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 3.2, on the related Funding Date, Counterparty shall facilitate the funding by wire transfer to the account designated by Company within five (5) Business Days of the Funding Request. (c) Maximum Funding Amount. Notwithstanding anything to the contrary herein, (i) the maximum invested amount for all Outstanding Funding Amounts funded by Counterparty shall not exceed $250,000,000, (ii) the maximum invested amount for all Outstanding Funding Amounts funded by Counterparty from the Funding Begin Date through December 31, 2027 shall not exceed $150,000,000, and (iii) the maximum invested amount for any Reference Cohort shall not exceed $20,000,000 (each a “Funding Limit” and collectively the “Funding Limits”). (d) Sharing of Reference Premium. Upon receipt of a Funding Amount during any Growth Period, Counterparty will be entitled to, and Company hereby agrees to remit to Counterparty in accordance with the terms hereof, the Counterparty Sharing Percentage of all Reference Premium from the Reference Cohort associated with such Growth Period until Counterparty has received Reference Premium from such Reference Cohort equal to the Counterparty Cap Amount, except in the event of an Early Repayment. For any given Growth Period, Counterparty may reduce the Funding Request amount by the portion of the Reference Premium owed to Counterparty from the prior Growth Period or Company may remit only the portion of the Reference Premium owed to Counterparty in excess of the Funding Request for the following Growth Period, as applicable. (e) Reconciliation of Growth Spend. Company shall use commercially reasonable efforts to fully utilize the Expected Growth Spend for each Growth Period. Following the end of each Growth Period for which Counterparty provided a Funding Amount, Company shall promptly (and, in any event, no later than the first Disbursement Date for the Reference Cohort associated with such Growth Period) notify Counterparty in writing of the Actual Growth Spend for such Growth Period and any deviation from the Expected Growth Spend for such period and any updates to be made with respect to the applicable Funding Request (each, a “Spend Reconciliation”). (i) In the event that the Actual Growth Spend for any Growth Period for which Counterparty advanced a Funding Amount exceeds the Expected Growth Spend for such period (a “Growth Excess Spend”), Counterparty will advance additional amounts to Company equal to the product of: (i) the Counterparty Sharing Percentage and (ii) the difference between the Actual Growth Spend for such period and the Expected Growth Spend for such period. (ii) In the event that the Actual Growth Spend for any Growth Period for which Counterparty advanced a Funding Amount is less than the Expected Growth Spend for such period (a “Growth Underspend”), such Growth Underspend will (x) roll over to

- 9 - the next period for which no Funding Amount has yet been advanced and be netted against such period's Funding Request or (y) be refunded to the Counterparty. As used herein, a Growth Underspend shall equal the product of: (i) the Counterparty Sharing Percentage and (ii) the difference between the Actual Growth Spend for such period and the Expected Growth Spend for such period. 2.2 Sharing of Reference Premium; Term; Termination. (a) Calculation of Reference Premium. With respect to any Funding Request relating to any Reference Cohort that originated on or after the Funding Begin Date, no later than fourteen (14) days following the end of such Growth Period, Company will provide Counterparty with a calculation of Actual Growth Spend, Reference Premium and the Counterparty Sharing Percentage of Reference Premium for each Reference Cohort with an Outstanding Counterparty Share greater than $0.00, along with such backup information reasonably requested by Counterparty in connection therewith (such calculation, a “Disbursement Date Report”). (b) Counterparty Sharing Percentage Adjustment. In the event the Company’s Debt to Equity Ratio, calculated quarterly based on the Company’s quarterly financial statements filed on Form 10-Q increases above [***] and remains there for a second consecutive quarter during the Term of this Agreement, the Counterparty Sharing Percentage for any Outstanding Cohorts shall increase [***] until the Company’s Debt to Equity ratio is below [***]. (c) Application of Reference Premium. On each Disbursement Date during the term of this Agreement, Company will, and hereby agrees to, remit to Counterparty, the Counterparty Sharing Percentage of Reference Premium generated during the Growth Period corresponding to such Disbursement Date for each Reference Cohort, in each case in immediately available funds in accordance with payment instructions provided to Company by Counterparty from time to time; provided, that, in no event will Company be required to remit Reference Premium to Counterparty for any Reference Cohort in an aggregate amount greater than the amount necessary to reduce the Outstanding Counterparty Share for such Reference Cohort to $0.00. Notwithstanding the foregoing, the period over which the Outstanding Counterparty Share for such Reference Cohort reduces to $0.00 depends on, including but not limited to, the Insurance Risk associated with this Agreement. (d) Early Repayment. Company may pay the Outstanding Funding Amount for any and/or all Reference Cohorts without penalty (“Early Repayment”). In the event of such Early Repayment, once the Company pays any Reference Cohort’s Outstanding Funding Amount, Counterparty shall no longer share in any Reference Premium received for that Reference Cohort. (e) Cancellation Event. Upon the occurrence of a Cancellation Event, the Outstanding Funding Amount shall become due and payable within thirty (30) days of the Cancellation Event, provided that if the Cancellation Event in clause (ii) of the definition thereof occurs, the Company shall have thirty (30) days from written notice received from Counterparty, to cure such event. If the event is not cured within such period, all Outstanding Funding Amounts

- 10 - shall become due and payable at the end of such cure period. Counterparty may, in its sole discretion, waive any such Cancellation Event. (f) Commitment Termination Event. Upon the occurrence of a Commitment Termination Event Counterparty may cease or pause funding to Company under this Agreement. If Company promptly delivers to Counterparty a written notice of a Commitment Termination Event specified in clause (i) of the definition thereof, Counterparty may cease funding to Company only if such Commitment Termination Event specified in clause (i) of the definition thereof remains uncured beyond thirty (30) days following receipt of such notice by Counterparty. In the event there are two Cohort Threshold Breaches, upon the second Cohort Threshold Breach, [***]. Counterparty may, in its sole discretion, waive any such Commitment Termination Event, unless otherwise provided in writing by Counterparty, and subsequent funding of any Reference Cohort following a Commitment Termination Event shall constitute a waiver of such event. (g) Termination. This Agreement shall become effective on the Effective Date and shall continue in full force and effect until the Termination Date. 3. Conditions of Advances. 3.1 Conditions to the Effectiveness of Agreement. The effectiveness of this Agreement is subject to the receipt by Counterparty, on or prior to the Effective Date of the following documents (a) through (d), each in form and substance satisfactory to Counterparty: (a) an executed copy of this Agreement signed by all parties hereto; (b) a good standing certificate for Company from the Secretary of State (or similar official) of the state of Company's organization; (c) a certificate by the Chief Executive Officer, Chief Financial Officer, President or General Counsel certifying the names and true signatures of the incumbent officers authorized on behalf of Company to execute and deliver this Agreement and any other documents to be executed or delivered by it hereunder, together with its organizational documents and board resolutions, evidencing corporate action necessary for Company to execute, deliver and perform its obligations under this Agreement; and (d) all documents and other evidence that Counterparty requires for its know-your-customer and other compliance checks on Company. 3.2 Conditions to Each Investment. Counterparty’s obligation to advance the Funding Amount to Company on any Funding Date is subject to the satisfaction or waiver by Counterparty of the following conditions: (a) The applicable Funding Limits have not been met; (b) Counterparty shall have received a Funding Request with respect to such Funding Amount satisfying the requirements set forth in Section 2.1;

- 11 - (c) as of the related Funding Request Date: (i) there exists no event which has a Material Adverse Change; (ii) the representations and warranties contained in this Agreement shall be true and correct in all material respects; (iii) Company shall be in compliance with each term, covenant and other provision of this Agreement applicable to it in all material respects; (iv) no Cancellation Event shall have occurred and be continuing; (v) to the best of Company's knowledge, the Expected Growth Spend for such Growth Period and all prior Growth Periods is accurate, or if not, a Funding Adjustment has been submitted for all relevant Growth Periods for which an adjustment is required; (vi) Company shall have demonstrated to Counterparty that all Funding Threshold Tests have been satisfied; (vii) Counterparty shall have received all payments then due that Company is obligated to pay to Counterparty under this Agreement as of the applicable Funding Date; and (viii) At least one Key Person is still employed by the Company; 4. Representations and Warranties of Company. Company represents and warrants as follows: 4.1 Existence; Good Standing. Company is a duly formed corporation, validly existing and in good standing under the laws of its state of formation and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified. Company is not subject to any Insolvency Proceeding. 4.2 No Conflict, etc. The execution, delivery and performance by Company of this Agreement and each other document to be delivered by Company hereunder, (i) are within Company's corporate or other organizational powers, (ii) have been duly authorized by all necessary corporate or other organizational action, and (iii) do not contravene (A) Company's organizational documents, (B) any contractual restriction binding on or affecting Company or its property, or (C) any order, writ, judgment, award, injunction or decree binding on or affecting Company or its property. This Agreement has been duly executed and delivered by Company. 4.3 Authorizations; Filings. No authorization, approval, permit, license or other action by, and no notice to or filing with, any governmental entity is required for the due execution, delivery and performance by Company of this Agreement.

- 12 - 4.4 Enforceability. This Agreement constitutes the legal, valid and binding obligation of Company, enforceable against Company, in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other Laws relating to the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforcement is sought at equity or Law). 4.5 Sale of Company. There is no executed agreement for a Sale of Company about which Counterparty has not been notified. 4.6 Litigation Matters. There is no pending (or, to its knowledge, threatened in writing) action, proceeding, investigation or injunction, writ or restraining order affecting Company or any of its Affiliates before any court, governmental entity or arbitrator which could reasonably be expected to materially adversely affect the value of Invested Receivables, and Company is not currently the subject of, and has no present intention of taking any action to commence, an Insolvency Proceeding. 4.7 Taxes; Liens Against Company. Company has (i) timely filed all federal and material state and local tax returns required to be filed by it and (ii) paid, or caused to be paid, all taxes, assessments and other governmental charges, if any, other than taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP, except to the extent that any such non-filing or non-payment could not reasonably be expected to adversely affect the value of Invested Receivables. 4.8 Compliance With Laws. Company has complied with the Laws applicable to it in all material respects. Neither Company nor, to its knowledge, any director, officer, member, manager or other controlling person thereof has engaged in any fraud, embezzlement, malfeasance, gross mismanagement or misappropriation of funds, willful misconduct or any similar activities, and no allegations of any of the foregoing or charges in respect of the foregoing have been made, brought against or threatened in writing against Company or, to its knowledge, any director, officer, member, manager or other controlling person thereof. 4.9 Investment Company Act. Company is not required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended. 4.10 No Brokers or Finders. Company has not incurred or become liable for any broker's commission or finder's fee relating to the transactions contemplated by this Agreement. 4.11 Invested Receivables. Company is the legal owner of each Invested Receivable free and clear of any Lien, subject to Permitted Liens. Company has not authorized the filing of and is not aware of any financing statements filed against Company that include a description of collateral covering such Invested Receivable other than any financing statement that has been terminated or amended to reflect the release of any security interest in such Invested Receivable except for in connection with Permitted Liens.

- 13 - 4.12 Anti-Corruption Laws. Company will maintain and enforce policies and procedures reasonably designed to ensure that it and its respective directors, officers, employees, and agents comply in all material respects with applicable Anti- Corruption Laws, Anti-Money Laundering Laws, and sanctions, including the USA PATRIOT Act. The transactions contemplated by this Agreement will not violate Anti- Corruption Laws, Anti-Money Laundering Laws, or applicable sanctions. 4.13 Insurance Policy. Company shall maintain or cause to be maintained, with insurance companies that Company believes (in good faith judgment of the management of Company) are financially sound and reputable insurers at the time the relevant coverage is placed or renewed, insurance coverage with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. 5. Covenants of Company. From the Effective Date until the Termination Date, Company covenants the following: 5.1 Existence. Company shall (i) comply in all respects with all applicable laws, rules, regulations and orders, (ii) preserve and maintain its organizational existence, (iii) preserve and maintain its rights, franchises, required qualifications, and privileges, except in the case of (i) or (iii), as could not reasonably be expected to result in a Material Adverse Change. 5.2 Books and Records. Company shall maintain accurate books and accounts with respect to the Invested Receivables. Company shall maintain and implement administrative and operating procedures and keep and maintain all documents, books, records and other information reasonably necessary or advisable for collecting the Invested Receivables. During the term of this Agreement, [***], Counterparty may audit Company's records relating to this Agreement during normal business hours, provided that, Counterparty is in compliance with this Agreement and any outstanding Funding Requests have been satisfied. 5.3 [***]. 5.4 Reporting and Notice Requirements. (a) [***]. 5.5 Compliance with Laws. Company shall comply with all Laws applicable to it in all material respects. 5.6 Financial Covenants of Company. [***]. 5.7 Financial Covenants of Insurance Carrier. [***].

- 14 - 6. Sales and Liens; Indebtedness. (a) Company shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien, encumbrance or security interest upon or with respect to, any Invested Receivable, except for Permitted Liens. Other than this Agreement, Company will not accept any investment in the Invested Receivables that entitles the applicable counterparty to receive a return directly or indirectly based on the collections of the Invested Receivables, provided that, this provision does not apply to (i) any security created with the prior written consent of Counterparty nor (ii) any lien arising by operation of law and in the ordinary course of business. (b) Company shall ensure that its payment obligations under this Agreement rank at least pari passu with all its present and future unsecured payment obligations, except for obligations mandatorily preferred by law applying to companies generally. (c) Except as provided below, Company shall not (and shall ensure that none of its subsidiaries will) create or allow to exist any Security on any of its assets to secure Indebtedness, where such Security would materially adversely affect Company’s ability to perform its obligations under this Agreement. Security means any mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having a similar effect. (d) Company shall not (and shall ensure that none of its subsidiaries will) (i) sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired or acquired by the Company, its subsidiaries or any of its related entities; or (ii) sell, transfer or otherwise dispose of any of its receivables recourse terms; in circumstances where the transaction is entered into primarily as a method of financing. 7. Representations of Counterparty 7.1 Existence; Good Standing. Counterparty is a duly formed corporation, validly existing and in good standing under the laws of its state of formation and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified. Counterparty is not subject to any Insolvency Proceeding. 7.2 No Conflict, etc. The execution, delivery and performance by Counterparty of this Agreement and each other document to be delivered by Counterparty hereunder, (i) are within Counterparty’s corporate or other organizational powers, (ii) have been duly authorized by all necessary corporate or other organizational action, and (iii) do not contravene (A) Counterparty’s organizational documents, (B) any contractual restriction binding on or affecting Counterparty or its property, or (C) any order, writ, judgment, award, injunction or decree binding on or affecting Counterparty or its property. This Agreement has been duly executed and delivered by Counterparty. 7.3 Authorizations; Filings. No authorization, approval, permit, license or other action by, and no notice to or filing with, any governmental entity is required for the due execution, delivery and performance by Counterparty of this Agreement.

- 15 - 7.4 Enforceability. This Agreement constitutes the legal, valid and binding obligation of Counterparty, enforceable against Counterparty, in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other Laws relating to the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforcement is sought at equity or Law). 7.5 No Brokers or Finders. Counterparty has not incurred or become liable for any broker's commission or finder's fee relating to the transactions contemplated by this Agreement. 8. IndemnificationEach Party shall indemnify, defend and hold the other Party harmless from all liabilities, costs and expenses (including, without limitation, attorneys fees) that such Party may suffer, sustain or become subject to as a result any misrepresentation or breach of warranty, covenant or agreement of the indemnifying Party contained herein or the indemnifying Party’s gross negligence or willful misconduct in performance of its obligations under this Agreement. 9. Retained Obligations. Counterparty shall not have any responsibility for, or have any liability with respect to, the performance of the Invested Receivables. All obligations of Company under each Invested Receivable and Customer Agreement, including all representations and warranty obligations, all servicing obligations and all maintenance obligations, shall be retained by Company (the “Retained Obligations”). Neither any claim that Company may have against any Reference Cohort or any other Person, nor the failure of any Reference Cohort to fulfill its obligations under the related Invested Receivable, shall affect the obligations of Company to perform its obligations and make payments required to be made by Company hereunder, and none of such events or circumstances shall be used as a defense or as set-off, counterclaim or cross- complaint as against the performance or payment of any of Company's obligations hereunder. 10. Tax and Accounting Treatment. Company shall treat each Funding Amount as debt for tax and accounting purposes and shall not report on any applicable tax return or financial statement in a manner that is inconsistent with such treatment. Further this Agreement and any Funding Amount shall not be treated as creating a partnership (for tax purposes or otherwise) between Company and Counterparty. Company shall make all disclosures required by applicable law or regulation with respect to Counterparty’s investment in the performance of the Invested Receivables and account for such investment in accordance with GAAP. Counterparty shall treat each Funding Amount according to the applicable IFRS treatment. 11. Notices. Unless otherwise provided herein, any notice, request or other communication which Counterparty or Company may be required or may desire to give to the other party under any provision of this Agreement shall be in writing and sent by e-mail, hand delivery, courier or first class mail, certified or registered and postage prepaid, and shall be deemed to have been given or made when transmitted (i) if delivered by e-mail, after receipt of an electronic receipt from the recipient's e-mail system or confirmation or acknowledgment of receipt by the recipient, (ii) if delivered by hand, after actual receipt and (iii) if delivered by courier or certified or registered mail, after receipt of a delivery confirmation, and in each case addressed to Counterparty or Company as set forth below. Any party hereto may change the address to which all notices, requests and other communications are to be sent to it by giving written notice of such

- 16 - address change to the other parties in conformity with this paragraph, but such change shall not be effective until notice of such change has been received by the other parties. If to Company: [***] If to Counterparty: [***] 12. Survival. All covenants, representations and warranties made herein shall continue in full force and effect until the Termination Date; provided that, obligations to indemnify pursuant to Section 8 hereof shall survive until the first anniversary of the Termination Date. 13. Governing Law; Venue; Waiver of Jury Trial; etc. 13.1 This Agreement will be governed by the internal laws of the State of New York, without regard to its choice of law rules. 13.2 Each party irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind whatsoever against any other party in any way arising from or relating to this Agreement (and all contemplated transactions, including, but not limited to, contract, equity, tort, fraud, and statutory claims), in any forum other than the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County. Each party irrevocably and unconditionally submits to the exclusive jurisdiction of such courts; however, if a claim relates to or arises out of a Party’s duty to indemnify, defend or hold harmless the other Party, then the Party seeking indemnification may elect, at its option, to resolve such dispute in the same venue where an underlying third party action is threatened or pending. 14. Fees and Expenses. Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. 15. Disclosure. Counterparty acknowledges that this Agreement may be deemed to be a “material contract,” as such term is defined by Item 601(b)(10) of Regulation S-K, and that the Company may therefore be required to file such document as an exhibit to reports or registration statements filed under the Securities Act or the Exchange Act. 16. General Provisions. 16.1 This Agreement represents the final agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements with respect to such subject matter. No provision of this

- 17 - Agreement may be amended or waived except by a writing (including by email) provided by the parties hereto. Notwithstanding the foregoing, the Schedule of Investments may be updated by Counterparty and Company at the time of execution of each Funding Request and the signatures to each such Funding Request shall constitute written consent of each party for each such update. 16.2 This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither Company nor Counterparty may assign any rights hereunder without the other party’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. 16.3 Each provision of this Agreement shall be severable from every other provision hereof for the purpose of determining the legal enforceability of any specific provision. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one (1) and the same agreement. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. 17. Confidentiality. From time to time during the term of this Agreement, either Party (as the “Discloser”) may disclose or make available to other Party (as the “Recipient”) information about its business affairs, products, services, confidential intellectual property, trade secrets, third- party confidential information and other sensitive or proprietary information, whether orally or in visual, written, electronic, or other form or media (collectively, “Confidential Information”). Confidential Information shall not include information that, at the time of disclosure: (i) is or becomes generally available to the public other than as a result of any breach by the Recipient or its Affiliates; (ii) is obtained by the Recipient or its Affiliates on a non-confidential basis from a third-party that, was not legally or contractually restricted from disclosing such information; (iii) was in the Recipient's or its Representatives' possession prior to disclosure by the Discloser hereunder; (iv) was or is independently developed by the Recipient or its Representatives without using of any of the Discloser's Confidential Information; or (v) is required to be disclosed under applicable federal, state, or local law, regulation, or a valid order issued by a court or governmental agency of competent jurisdiction, provided that the Recipient shall first provide the Discloser with prompt written notice of such legal order or request so that the Discloser may seek, at its sole cost and expense, a protective order or other remedy. The Recipient shall: (A) protect and safeguard the confidentiality of the Discloser's Confidential Information with at least the same degree of care as the Recipient would protect its own Confidential Information, but in no event with less than a commercially reasonable degree of care; (B) not use the Discloser's Confidential Information, or permit it to be accessed or used, for any purpose other than to perform its obligations under this Agreement or risk management (e.g. risks and data analysis, handling, accumulation control, monitoring and review of risks); and (C) not disclose any such Confidential Information to any person or entity, except to the Recipient's Representatives who need to know the Confidential Information to assist the Recipient, or act on its behalf, to exercise its rights or

- 18 - perform its obligations under the Agreement. The Recipient shall be responsible for any breach of this Section 17 caused by any of its Affiliates. 18. Trade and Economic Sanctions. No party shall be deemed to provide payment or provide any benefit hereunder to the extent that the provision of such payment or provision of such benefit would expose that party to any sanction, prohibition or restriction under United Nations resolutions or the trade or economic sanctions, laws or regulations of the European Union, United Kingdom or United States of America, unless such trade or economic sanctions, laws or regulations of the United Kingdom or United States of America would contravene the laws or regulations of the European Union or Germany. 19. Currency. Where the word “Dollars” and/or the sign “$” appear in this Agreement, they shall mean United States Dollars, and all payments hereunder shall be in United States Dollars. For purposes of this Agreement, where the Company receives money in currencies other than United States Dollars, such premiums or losses shall be converted into United States Dollars at the actual rates of exchange at which these premiums or losses are entered in the Company’s books. 20. Arbitration. Any dispute arising out of the interpretation, performance or breach of this Agreement, including the formation or validity thereof, shall be submitted for decision to a panel of three arbitrators. Notice requesting arbitration shall be in writing and sent certified or registered mail, return receipt requested. One arbitrator shall be chosen by each party and the two arbitrators shall then choose an impartial third arbitrator who shall preside at the hearing. If either party fails to appoint its arbitrator within [***] days after being requested to do so by the other party, the latter, after [***] days’ prior notice by certified or registered mail of its intention to do so, may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within 30 days of their appointment, the third arbitrator shall be chosen in accordance with the procedures for selecting the third arbitrator in force on the date the arbitration is demanded, established by the AIDA Reinsurance and Insurance Arbitration Society – U.S. (ARIAS). The members of the arbitration panel will be impartial, disinterested, and not currently representing any party participating in the arbitration, and will be current or former senior officers of insurance or reinsurance concerns, experienced in the line(s) of business that are the subject of this Agreement or professional advisers serving within the industry. If a member of the panel dies, becomes disabled or is otherwise unwilling or unable to serve, a substitute shall be selected in the same manner as the departing member was chosen and the arbitration shall continue. Within 30 days after all arbitrators have been appointed, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules of hearings. The panel shall be relieved of all judicial formality and shall not be bound by the strict rules of procedure and evidence. Notwithstanding anything to the contrary in this Agreement, the arbitrators may at their discretion, consider underwriting and placement information provided by the Company to the Counterparty, as well as any correspondence exchanged by the parties that is related to this Agreement. Unless the panel agrees otherwise, arbitration shall take place in New York, New York, but the venue may be changed when deemed by the panel to be in the best interest of the arbitration proceeding. Insofar as the arbitration panel looks to substantive law, it shall consider the law of the State of New York. The decision of any two arbitrators when rendered in writing shall be final and binding. The panel

- 19 - is empowered to grant interim relief as it may deem appropriate. Judgment upon an award may be entered in any court having jurisdiction thereof. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator. The remaining costs of the arbitration shall be allocated by the panel. The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to attorneys’ fees, to the extent permitted by law. 21. Taxes. 21.1 Any and all payments by or on account of any obligation of Company under this Agreement and any other documents to be delivered in connection herewith shall be made [***] (“Taxes”), except as required by applicable law. Counterparty, to the extent it is legally entitled to do so, shall provide Company with a properly completed and executed copy of Internal Revenue Service Form W-8 or Form W-9, as applicable, together with any required statements, attachments, and certification, if any, to permit Company to determine its withholding obligations. So long as the tax treatment pursuant to Section 10 is being sustained, and so long as Counterparty shall have delivered to Company a properly completed Form W-8 or Form W-9, as applicable, together with any other statements, attachments, and certification, if any, necessary to establish an exemption from or a reduced rate of U.S. federal withholding Tax (e.g., pursuant to Section 871(h) or Section 881(c) of the Internal Revenue Code of 1986, as amended, with respect to payments of “portfolio interest” or pursuant to an applicable tax treaty), Company shall not deduct or withhold any Taxes (or shall only deduct and withhold at such reduced rate) from any such payment made to Counterparty. Company shall indemnify Counterparty for the full amount of any withholding Taxes imposed on payments under this Agreement (and reasonable expenses) attributable to Company’s failure to comply with the immediately preceding sentence." 21.2 Company shall timely pay to the relevant governmental authority in accordance with applicable law, or at the option of Counterparty timely reimburse it for the payment of, any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement and any other documents to be delivered in connection herewith. 21.3 As soon as practicable after any payment of Taxes by Company to a governmental authority pursuant to this Section 21, Company shall deliver to Counterparty the original or a certified copy of a receipt issued by such governmental authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Counterparty. 21.4 Company shall maintain at its office a register for the recordation of the names and addresses of Counterparty and any assignees, and the commitments of, and principal amounts and stated interest of the Funding Amount owing to, Counterparty or such assignee pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Company, Counterparty and any

- 20 - assignees shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Counterparty at any reasonable time and from time to time upon reasonable prior notice.

[New Business Financing Agreement Signature Page] IN WITNESS WHEREOF, each of the parties have caused this Agreement to be executed as of the date first above written. LEMONADE, INC., as Company By: Name: Title:

[New Business Financing Agreement Signature Page] HANNOVER RE (IRELAND) DAC, as Counterparty By: Name: Title: Name: Title:

Ex. A-1 EXHIBIT A Funding Request – [MONTH, YEAR] [COUNTERPARTY] [ADDRESS] Reference is hereby made to that certain New Business Financing Agreement, dated as of [______________], 2026 (the “Agreement”) by and between Lemonade, Inc. (“Company”) and [______________] (“Counterparty”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement. Pursuant to the terms of the Agreement (and the additional terms specified in this Funding Request), Company hereby requests that Counterparty cause funding to be transmitted to Company in the amount below: Funding Request Number Applicable Growth Period Elected Gross Margin Percentage Counterparty Sharing Percentage Expected Growth Spend (US$) Funding Amount 1 [●] [●] [●] The parties hereby confirm that in connection with the execution of this Funding Request, the Schedule of Investments to the Agreement (attached as Annex I thereto) has been updated accordingly and that the execution of this Funding Request constitutes written consent of each party for such update and amendment thereto. Company represents and warrants that, as of the Funding Request Date, (A) the representations and warranties of Company set forth in the Agreement are true and correct, (B) the conditions precedent to the investment in the Reference Cohort set forth in the Agreement have been satisfied and (C) Company has complied with each of its covenants set forth in the Agreement. If any of the foregoing become untrue after the Funding Request Date but before the requested Funding Date, Company will promptly notify Counterparty of the same, and Counterparty shall not be obligated to fund such Funding Amount until the conditions set forth in Section 3.2 are satisfied (or waived by Counterparty). Disbursement of a Funding Amount after the receipt of any notification by Company to Counterparty that any A, B, or C is not correct shall be deemed a waiver by Counterparty. Upon acknowledgement by Counterparty of this Funding Request and payment of the Funding Amount, Counterparty hereby invests in the performance of the Reference Cohort as of the date hereof, the Reference Cohorts shall become Invested Receivables in the manner set forth in the Agreement, and Counterparty shall be entitled to the investment return in respect thereof on the terms set forth in the Agreement.

Ex. A-2 LEMONADE, INC. as Company By: Name: Title: ACKNOWLEDGED BY: HANNOVER RE (IRELAND) DAC as Counterparty By: Name: Title:

Exh. B-1 EXHIBIT B FORM OF FUNDING ADJUSTMENT [______________] Address] Reference is hereby made to that certain New Business Financing Agreement, dated as of June 22, 2026 (the “Agreement”) by and between Lemonade, Inc. (“Company”) and Hannover RE (Ireland) DAC (“Counterparty”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement. Pursuant to the terms of the Agreement, Company hereby notifies Counterparty of a Spend Reconciliation as a result of a [Growth Excess Spend][Growth Underspend] in Actual Growth Spend relative to Expected Growth Spend. Company and Counterparty hereby agree to update the Schedule of Investments with respect to Funding Request No. ______ as set forth below: Funding Request Number Expected Growth Spend Actual Growth Spend Growth Excess Spend Growth Underspend Final Funding Amount Final Counterparty Sharing Percentage Amount to be refunded to Counterparty The parties hereby confirm that in connection with the execution of this Funding Adjustment, the Schedule of Investments to the Agreement shall be updated accordingly and that the execution of this Funding Adjustment constitutes written consent of each party for such update and amendment thereto. LEMONADE, INC. as Company By: Name: Title:

Exh. B-2 ACCEPTED AND AGREED TO BY: HANNOVER RE (IRELAND) DAC, as Counterparty By: Name: Title:

Exh. C-1 EXHIBIT C FORM OF GROWTH PERIOD FUNDS FLOW HANNOVER RE (IRELAND) DAC [ADDRESS] Reference is hereby made to that certain New Business Financing Agreement, dated as of June 22, 2026 (the “Agreement”) by and between Lemonade, Inc. (“Company”) and Hannover RE (IRELAND) DAC (“Counterparty”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement. The below represents a calculation of any amounts due and payable to Company (or, if the total reflected below is a negative figure, to Counterparty) as of the date hereof: (A) Amount due to Company from Counterparty pursuant to Funding Request Nos. [___]1 (B) Amount received by Company and due to Counterparty, from Company in respect of Reference Premium (C) Amount due to Company from Counterparty pursuant to a Funding Adjustment2 Total (column A less column B plus column C):3 Company hereby certifies the above figures to be true and correct in all material respects as of the date of this statement. LEMONADE, INC. as Company By: Name: Title: 1If no new funding requests have been made since the last delivery of a Growth Period Funds Flow, state “none”. 2If a Funding Adjustment results in amounts being due to Investor, reflect a negative figure here. 3If negative, indicative of funds owed from Company to Investor. If positive, indicative of funds owed from Investor to Company.

Exh. C-2 ANNEX I SCHEDULE OF INVESTMENTS Funding Request Number Expected Growth Spend Actual Growth Spend Growth Excess Spend Growth Underspend Final Funding Amount Final Counterparty Sharing Percentage Amount to be refunded to Counterparty

Exh. C-3 SCHEDULE A Reference is hereby made to that certain New Business Financing Agreement, dated as of June 22, 2026 (the “Agreement”) by and between Lemonade, Inc. (“Company”) and Hannover Re (Ireland) (“Counterparty”). [PARTIES TO AGREE]